                                                                         EX 20.1

                        WFS FINANCIAL 2004-2 OWNER TRUST
                          Statement to Securityholders
                   for Collection Period ended August 31, 2004
                   for Distribution Date of September 20, 2004
                                    Class A-1

Original Principal Balance                                                           240,000,000.00

                                                                                                      PER $1000
                                                                                                      ORIG PRIN
                                                                                         TOTALS        BALANCE
AGGREGATE BALANCES:

      Principal Amount of Notes as of Prior Distribution Date                        117,794,881.89    490.812008

      Principal Amount of Notes as of Current Distribution Date                       66,471,919.29    276.966330

                             Pool Factor                                                   0.276966

PRINCIPAL DISTRIBUTABLE AMOUNT:

      Note Monthly Principal Distributable Amount                    51,322,962.60                     213.845677
      Plus: Prior Principal Carryover                                         0.00                       0.000000
                                                                  ----------------
      Total Principal Distributable Amount                           51,322,962.60                     213.845677

      Principal Distribution Amount                                  51,322,962.60                     213.845677
                                                                  ----------------

      Current Principal Carryover                                                              0.00      0.000000

INTEREST DISTRIBUTABLE AMOUNT:

      Note Monthly Interest Distributable Amount                        118,353.75                       0.493141
      Plus: Prior Interest Carryover                                          0.00                       0.000000
                                                                  ----------------
      Total Interest Distributable Amount                               118,353.75                       0.493141

      Interest Distribution Amount                                      118,353.75                       0.493141
                                                                  ----------------

      Current Interest Carryover                                                               0.00      0.000000

                                                                                                       PER $1000
                                                                                                       AGGREGATE
                                                                                                     ORIG PRIN BAL
AGGREGATE SECURITY RELATED INFORMATION:

      Aggregate Principal Balance                                 1,352,141,194.19

      Overcollateralization Amount                                   48,169,274.90

      Servicing Fee                                                   1,457,062.00                       0.971375

      Spread Account                                                 13,521,411.94
      Net Change in Spread Account                                     (466,380.61)

      Net Collections                                                55,272,089.27

      Aggregate Principal Balance of Delinquent Contracts             3,276,832.70

      Aggregate Excess Spread Amount                                             -
      Total Initial Spread Deposit Repayment                                     -
                                                                  ----------------
      Certificate Distributable Amount                                           -
                                                                  ================

                        WFS FINANCIAL 2004-2 OWNER TRUST
                          Statement to Securityholders
                   for Collection Period ended August 31, 2004
                   for Distribution Date of September 20, 2004
                                    Class A-2

Original Principal Balance                                                           515,000,000.00

                                                                                                       PER $1000
                                                                                                       ORIG PRIN
                                                                                         TOTALS         BALANCE
AGGREGATE BALANCES:

      Principal Amount of Notes as of Prior Distribution Date                        515,000,000.00   1000.000000

      Principal Amount of Notes as of Current Distribution Date                      515,000,000.00   1000.000000

                             Pool Factor                                                   1.000000

PRINCIPAL DISTRIBUTABLE AMOUNT:

      Note Monthly Principal Distributable Amount                             0.00                       0.000000
      Plus: Prior Principal Carryover                                         0.00                       0.000000
                                                                  ----------------
      Total Principal Distributable Amount                                    0.00                       0.000000

      Principal Distribution Amount                                           0.00                       0.000000
                                                                  ----------------

      Current Principal Carryover                                                              0.00      0.000000

INTEREST DISTRIBUTABLE AMOUNT:

      Note Monthly Interest Distributable Amount                        871,208.33                       1.691667
      Plus: Prior Interest Carryover                                          0.00                       0.000000
                                                                  ----------------
      Total Interest Distributable Amount                               871,208.33                       1.691667

      Interest Distribution Amount                                      871,208.33                       1.691667
                                                                  ----------------

      Current Interest Carryover                                                               0.00      0.000000

                                                                                                       PER $1000
                                                                                                       AGGREGATE
                                                                                                     ORIG PRIN BAL
AGGREGATE SECURITY RELATED INFORMATION:

      Aggregate Principal Balance                                 1,352,141,194.19

      Overcollateralization Amount                                   48,169,274.90

      Servicing Fee                                                   1,457,062.00                       0.971375

      Spread Account                                                 13,521,411.94
      Net Change in Spread Account                                     (466,380.61)

      Net Collections                                                55,272,089.27

      Aggregate Principal Balance of Delinquent Contracts             3,276,832.70

      Aggregate Excess Spread Amount                                             -
      Total Initial Spread Deposit Repayment                                     -
                                                                  ----------------
      Certificate Distributable Amount                                           -
                                                                  ================

                        WFS FINANCIAL 2004-2 OWNER TRUST
                          Statement to Securityholders
                   for Collection Period ended August 31, 2004
                   for Distribution Date of September 20, 2004
                                    Class A-3

Original Principal Balance                                                           210,000,000.00

                                                                                                       PER $1000
                                                                                                       ORIG PRIN
                                                                                         TOTALS         BALANCE
AGGREGATE BALANCES:

      Principal Amount of Notes as of Prior Distribution Date                        210,000,000.00   1000.000000

      Principal Amount of Notes as of Current Distribution Date                      210,000,000.00   1000.000000

                             Pool Factor                                                   1.000000

PRINCIPAL DISTRIBUTABLE AMOUNT:

      Note Monthly Principal Distributable Amount                             0.00                       0.000000
      Plus: Prior Principal Carryover                                         0.00                       0.000000
                                                                  ----------------
      Total Principal Distributable Amount                                    0.00                       0.000000

      Principal Distribution Amount                                           0.00                       0.000000
                                                                  ----------------

      Current Principal Carryover                                                              0.00      0.000000


INTEREST DISTRIBUTABLE AMOUNT:

      Note Monthly Interest Distributable Amount                        498,750.00                       2.375000
      Plus: Prior Interest Carryover                                          0.00                       0.000000
                                                                  ----------------
      Total Interest Distributable Amount                               498,750.00                       2.375000

      Interest Distribution Amount                                      498,750.00                       2.375000
                                                                  ----------------

      Current Interest Carryover                                                               0.00      0.000000

                                                                                                       PER $1000
                                                                                                       AGGREGATE
                                                                                                     ORIG PRIN BAL
AGGREGATE SECURITY RELATED INFORMATION:

      Aggregate Principal Balance                                 1,352,141,194.19

      Overcollateralization Amount                                   48,169,274.90

      Servicing Fee                                                   1,457,062.00                       0.971375

      Spread Account                                                 13,521,411.94
      Net Change in Spread Account                                     (466,380.61)

      Net Collections                                                55,272,089.27

      Aggregate Principal Balance of Delinquent Contracts             3,276,832.70

      Aggregate Excess Spread Amount                                             -
      Total Initial Spread Deposit Repayment                                     -
                                                                  ----------------
      Certificate Distributable Amount                                           -
                                                                  ================

                        WFS FINANCIAL 2004-2 OWNER TRUST
                          Statement to Securityholders
                   for Collection Period ended August 31, 2004
                   for Distribution Date of September 20, 2004
                                    Class A-4

Original Principal Balance                                                           343,750,000.00

                                                                                                       PER $1000
                                                                                                       ORIG PRIN
                                                                                         TOTALS         BALANCE
AGGREGATE BALANCES:

      Principal Amount of Notes as of Prior Distribution Date                        343,750,000.00   1000.000000

      Principal Amount of Notes as of Current Distribution Date                      343,750,000.00   1000.000000

                             Pool Factor                                                   1.000000

PRINCIPAL DISTRIBUTABLE AMOUNT:

      Note Monthly Principal Distributable Amount                             0.00                       0.000000
      Plus: Prior Principal Carryover                                         0.00                       0.000000
                                                                  ----------------
      Total Principal Distributable Amount                                    0.00                       0.000000

      Principal Distribution Amount                                           0.00                       0.000000
                                                                  ----------------

      Current Principal Carryover                                                              0.00      0.000000

INTEREST DISTRIBUTABLE AMOUNT:

      Note Monthly Interest Distributable Amount                      1,014,062.50                       2.950000
      Plus: Prior Interest Carryover                                          0.00                       0.000000
                                                                  ----------------
      Total Interest Distributable Amount                             1,014,062.50                       2.950000

      Interest Distribution Amount                                    1,014,062.50                       2.950000
                                                                  ----------------

      Current Interest Carryover                                                               0.00      0.000000

                                                                                                       PER $1000
                                                                                                       AGGREGATE
                                                                                                     ORIG PRIN BAL
AGGREGATE SECURITY RELATED INFORMATION:

      Aggregate Principal Balance                                 1,352,141,194.19

      Overcollateralization Amount                                   48,169,274.90

      Servicing Fee                                                   1,457,062.00                       0.971375

      Spread Account                                                 13,521,411.94
      Net Change in Spread Account                                     (466,380.61)

      Net Collections                                                55,272,089.27

      Aggregate Principal Balance of Delinquent Contracts             3,276,832.70

      Aggregate Excess Spread Amount                                             -
      Total Initial Spread Deposit Repayment                                     -
                                                                  ----------------
      Certificate Distributable Amount                                           -
                                                                  ================

                        WFS FINANCIAL 2004-2 OWNER TRUST
                          Statement to Securityholders
                   for Collection Period ended August 31, 2004
                   for Distribution Date of September 20, 2004
                                    Class B-1

Original Principal Balance                                                           56,250,000.00

                                                                                                        PER $1000
                                                                                                        ORIG PRIN
                                                                                        TOTALS           BALANCE
AGGREGATE BALANCES:

    Principal Amount of Notes as of Prior Distribution Date                          56,250,000.00     1000.000000

    Principal Amount of Notes as of Current Distribution Date                        56,250,000.00     1000.000000

                                 Pool Factor                                              1.000000

PRINCIPAL DISTRIBUTABLE AMOUNT:

    Note Monthly Principal Distributable Amount                              0.00                         0.000000
    Plus: Prior Principal Carryover                                          0.00                         0.000000
                                                                       ----------
    Total Principal Distributable Amount                                     0.00                         0.000000

    Principal Distribution Amount                                            0.00                         0.000000
                                                                       ----------

    Current Principal Carryover                                                               0.00        0.000000

INTEREST DISTRIBUTABLE AMOUNT:

    Note Monthly Interest Distributable Amount                         143,906.25                         2.558333
    Plus: Prior Interest Carryover                                           0.00                         0.000000
                                                                       ----------
    Total Interest Distributable Amount                                143,906.25                         2.558333

    Interest Distribution Amount                                       143,906.25                         2.558333
                                                                       ----------

    Current Interest Carryover                                                                0.00        0.000000

                                                                                                        PER $1000
                                                                                                        AGGREGATE
                                                                                                      ORIG PRIN BAL
AGGREGATE SECURITY RELATED INFORMATION:

    Aggregate Principal Balance                                  1,352,141,194.19

    Overcollateralization Amount                                    48,169,274.90

    Servicing Fee                                                    1,457,062.00                         0.971375

    Spread Account                                                  13,521,411.94
    Net Change in Spread Account                                      (466,380.61)

    Net Collections                                                 55,272,089.27

    Aggregate Principal Balance of Delinquent Contracts              3,276,832.70

    Aggregate Excess Spread Amount                                              -
    Total Initial Spread Deposit Repayment                                      -
                                                                 ----------------
    Certificate Distributable Amount                                            -
                                                                 ================

                        WFS FINANCIAL 2004-2 OWNER TRUST
                          Statement to Securityholders
                   for Collection Period ended August 31, 2004
                   for Distribution Date of September 20, 2004
                                    Class C-1

Original Principal Balance                                                       63,750,000.00

                                                                                                     PER $1000
                                                                                                     ORIG PRIN
                                                                                    TOTALS            BALANCE
AGGREGATE BALANCES:

    Principal Amount of Notes as of Prior Distribution Date                      63,750,000.00      1000.000000

    Principal Amount of Notes as of Current Distribution Date                    63,750,000.00      1000.000000

                                 Pool Factor                                          1.000000

PRINCIPAL DISTRIBUTABLE AMOUNT:

    Note Monthly Principal Distributable Amount                          0.00                          0.000000
    Plus: Prior Principal Carryover                                      0.00                          0.000000
                                                                   ----------
    Total Principal Distributable Amount                                 0.00                          0.000000

    Principal Distribution Amount                                        0.00                          0.000000
                                                                   ----------

    Current Principal Carryover                                                           0.00         0.000000

INTEREST DISTRIBUTABLE AMOUNT:

    Note Monthly Interest Distributable Amount                     170,000.00                          2.666667
    Plus: Prior Interest Carryover                                       0.00                          0.000000
                                                                   ----------
    Total Interest Distributable Amount                            170,000.00                          2.666667

    Interest Distribution Amount                                   170,000.00                          2.666667
                                                                   ----------

    Current Interest Carryover                                                            0.00         0.000000

                                                                                                      PER $1000
                                                                                                      AGGREGATE
                                                                                                    ORIG PRIN BAL
AGGREGATE SECURITY RELATED INFORMATION:

    Aggregate Principal Balance                              1,352,141,194.19

    Overcollateralization Amount                                48,169,274.90

    Servicing Fee                                                1,457,062.00                          0.971375

    Spread Account                                              13,521,411.94
    Net Change in Spread Account                                  (466,380.61)

    Net Collections                                             55,272,089.27

    Aggregate Principal Balance of Delinquent Contracts          3,276,832.70

    Aggregate Excess Spread Amount                                          -
    Total Initial Spread Deposit Repayment                                  -
                                                             ----------------
    Certificate Distributable Amount                                        -
                                                             ================

                        WFS FINANCIAL 2004-2 OWNER TRUST
                          Statement to Securityholders
                   for Collection Period ended August 31, 2004
                   for Distribution Date of September 20, 2004
                                    Class D-1

Original Principal Balance                                                              48,750,000.00

                                                                                                            PER $1000
                                                                                                            ORIG PRIN
                                                                                           TOTALS            BALANCE
AGGREGATE BALANCES:

    Principal Amount of Notes as of Prior Distribution Date                             48,750,000.00      1000.000000

    Principal Amount of Notes as of Current Distribution Date                           48,750,000.00      1000.000000

                                 Pool Factor                                                 1.000000

PRINCIPAL DISTRIBUTABLE AMOUNT:

    Note Monthly Principal Distributable Amount                                0.00                           0.000000
    Plus: Prior Principal Carryover                                            0.00                           0.000000
                                                                         ----------
    Total Principal Distributable Amount                                       0.00                           0.000000

    Principal Distribution Amount                                              0.00                           0.000000
                                                                         ----------

    Current Principal Carryover                                                                  0.00         0.000000

INTEREST DISTRIBUTABLE AMOUNT:

    Note Monthly Interest Distributable Amount                           153,156.25                           3.141667
    Plus: Prior Interest Carryover                                             0.00                           0.000000
                                                                         ----------
    Total Interest Distributable Amount                                  153,156.25                           3.141667

    Interest Distribution Amount                                         153,156.25                           3.141667
                                                                         ----------

    Current Interest Carryover                                                                   0.00         0.000000

                                                                                                            PER $1000
                                                                                                            AGGREGATE
                                                                                                          ORIG PRIN BAL
AGGREGATE SECURITY RELATED INFORMATION:

    Aggregate Principal Balance                                    1,352,141,194.19

    Overcollateralization Amount                                      48,169,274.90

    Servicing Fee                                                      1,457,062.00                           0.971375

    Spread Account                                                    13,521,411.94
    Net Change in Spread Account                                        (466,380.61)

    Net Collections                                                   55,272,089.27

    Aggregate Principal Balance of Delinquent Contracts                3,276,832.70

    Aggregate Excess Spread Amount                                                -
    Total Initial Spread Deposit Repayment                                        -
                                                                   ----------------
    Certificate Distributable Amount                                              -
                                                                   ================